       As filed with the Securities and Exchange Commission on February 27, 1997
                                              Registration No. 333-
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                           --------------------------

                             CHOLESTECH CORPORATION
             (Exact name of Registrant as specified in its charter)

             California                                   94-3065493
       (State of Incorporation)                       (I.R.S. Employer
                                                      Identification No.)
                            3347 Investment Boulevard
                            Hayward, California 94545
                                 (510) 732-7200
   (Address and telephone number of Registrant's principal executive offices)
                           --------------------------

                          1988 STOCK INCENTIVE PROGRAM
                            (Full Title of the Plans)
                           --------------------------

                                Andrea J. Tiller
                         Vice President of  Finance and
                            Chief Financial Officer
                             Cholestech Corporation
                            3347 Investment Boulevard
                            Hayward, California 94545
                                 (510) 732-7200
            (Name, address and telephone number of agent for service)
                           --------------------------

                                    Copy to:

                             CHRIS F. FENNELL, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304
                           --------------------------

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
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                         CALCULATION OF REGISTRATION FEE

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                                   Proposed          Proposed
    Title of                        Maximum           Maximum
   Securities      Amount          Offering          Aggregate        Amount of
     to be         to be           Price Per          Offering      Registration
   Registered    Registered        Share(1)           Price(1)           Fee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Common Stock,
 no par value     500,000 shares    $5.625          $2,812,500.00       $852.28
--------------------------------------------------------------------------------
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(1)  Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low price for the Common Stock as reported on the Nasdaq National Market System on February 24, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The contents of the Registrant's Form S-8 Registration Statements (Registration Nos. 33-52350 and 333-04146) dated September 24, 1992 and April 26, 1996, respectively, are incorporated herein by reference.


            PART II:  INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8.   EXHIBITS


                      Exhibit
                       Number                     Documents
                    ------------  ---------------------------------------------
                         4.1      1988 Stock Incentive Program, as amended

                         5.1 Opinion of counsel as to legality of securities being registered

                        23.1      Consent of Counsel (contained in Exhibit 5.1)

                        23.2      Consent of Independent Accountants

                        24.1      Power of Attorney (see page 5)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Cholestech Corporation, a corporation organized and existing under the laws of the State of California, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hayward, State of California, on this 27th day of February, 1997.


                     CHOLESTECH CORPORATION


                     By:  /s/ Andrea J. Tiller
                        -----------------------------------------------------
                        Andrea J. Tiller
                        Vice President of Finance and Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Warren E. Pinckert II and Andrea J. Tiller, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


        Signature                                    Title                                 Date
------------------------------     ------------------------------------------     ---------------------

/s/ Warren E. Pinckert  II         President and Chief Executive                   February 27, 1997
------------------------------     Officer (Principal Executive Officer)
 (Warren E. Pinckert II)



/s/ Andrea J. Tiller               Vice President of Finance and Chief             February 27, 1997
------------------------------     Financial Officer (Principal Financial
 (Andrea J. Tiller)                and Accounting Officer)

/s/ Harvey S. Sadow,  Ph.D.        Chairman of the Board                           February 27, 1997
------------------------------
(Harvey S. Sadow, Ph.D.)

/s/ John L. Castello               Director                                        February 27, 1997
------------------------------
 (John L. Castello)

/s/ H.R. Shepherd                  Director                                        February 27, 1997
------------------------------
 (H.R. Shepherd)


                                   Director
------------------------------
 (Joseph Buchman M.D.)

                                       -5-

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                ----------------------------------------------

                                    EXHIBITS

                ----------------------------------------------

                       REGISTRATION STATEMENT ON FORM S-8

                             CHOLESTECH CORPORATION

                                FEBRUARY 27, 1997

                             CHOLESTECH CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS

                                                                                    PAGE NUMBER UNDER
 EXHIBIT                                                                                SEQUENTIAL
 NUMBER                                DESCRIPTION                                   NUMBERING SYSTEM
----------  -------------------------------------------------------------------  ---------------------

   4.1      1988 Stock Incentive Program, as amended . . . . . . . . . . . .                8

   5.1      Opinion of counsel as to legality of securities being
            registered . . . . . . . . . . . . . . . . . . . . . . . . . . .               20

  23.1      Consent of Counsel (contained in Exhibit 5.1)

  23.2      Consent of Independent Accountants . . . . . . . . . . . . . . .               21

  24.1      Power of Attorney (contained in page 5)
